SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) June 2, 2004



                             Charming Shoppes, Inc.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)


                                  Pennsylvania
                                  ------------
                 (State or Other Jurisdiction of Incorporation)


      000-07258                                         23-1721355
      ---------                                         ----------
(Commission File Number)                   (I.R.S. Employer Identification No.)


     450 Winks Lane, Bensalem, PA                                       19020
     ----------------------------                                       -----
(Address of Principal Executive Offices)                             (Zip Code)


                                 (215) 245-9100
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure

         On June 2, 2004, we issued a press release announcing the appointment of Hilary Chasin as Senior Vice President, Marketing.

         The press release is attached as Exhibit 99.1 to this report.


Item 7.  Financial Statements and Exhibits.

         The Exhibit Index on page 3 of this report is incorporated herein by reference.









































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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHARMING SHOPPES, INC.
                                       ----------------------
                                           (Registrant)




Dated: June 2, 2004                By: /S/ ERIC M. SPECTER
                                       -----------------------
                                       Name: Eric M. Specter
                                       Title:  Executive Vice President and
                                       Chief Financial Officer

































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


                                  EXHIBIT INDEX

Exhibit No.
-----------

     99.1         Press Release dated June 2, 2004.















































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